Note 9 - Commitments and Contingencies (FY)	12 Months Ended
Dec. 31, 2019
Commitments and Contingencies [Abstract]
Commitments and Contingencies

9. Commitments and Contingencies

The Company has entered into various agreements with third parties and certain related parties in connection with the research and development activities of its existing product candidates as well as discovery efforts on potential new product candidates. These agreements include fixed obligations to sponsor research and development activities, make minimum royalty payments for licensed patents and pay additional amounts that may be required upon the achievement of scientific, regulatory and commercial milestones, including milestones such as the submission of an IND to the FDA and the first commercial sale of the Company’s products in various countries. As of December 31, 2019 the Company is uncertain as to whether any of these contingent events will become realized. There were no milestone payments or royalties on net sales accrued for any of these agreements as of December 31, 2019 and 2018.

From time-to-time, the Company may have certain contingent liabilities that arise in the ordinary course of business. The Company accrues for liabilities when it is probable that future expenditures will be made and such expenditures can be reasonably estimated. For all periods presented, other than as set forth below, the Company was not a party to any pending material litigation or other material legal proceedings.

The Company has entered into agreements with substantially all of our employees who, if terminated by the Company without cause as described in these agreements, would be entitled to severance pay.

As of December 31, 2019, the Company had unconditional purchase obligations totaling $23,650 for goods and services, substantially all of which the Company anticipates to incur during 2020.  In addition, revenue loss contingencies totaling $544,000 related to deposits paid to a supplier in support of our JWMRP contract which the Company will be responsible for repaying if an agreement is not reached with the supplier to return the payment. This item is presented in the liabilities section of the Company's Balance Sheet as an increase in Accrued Expenses. This item is presented in the Other income (expense) section of the Company's Consolidated Statement of Operations as an increase in Interest and other income (expense)

The Company is in the midst of discussions with the Department of Defense regarding cost overruns experienced on certain governmental contracts.  The Company has received reimbursement from the Department of Defense for these overruns, and anticipates that the overruns will be eligible for application against cost under-spending on other tasks under the government contract.  However, given that these discussions remain on-going and have not been resolved as of the date of our required filing of our Form 10-K, there remains uncertainty as to the ultimate resolution of this matter.  Should this matter ultimately be resolved unfavorably to the Company, there is exposure to refund revenues previously received and recorded in the amount of $472,310, plus the potential for penalties and interest.

Operating Leases

The Company leases laboratory facilities and office facilities at various locations. The Company recognizes rent expense on a straight-line basis over the term of the related operating leases. For the years ended December 31, 2019 and 2018, total rent expense related to the Company’s operating leases was $202,891 and $398,346, respectively.

As of December 31, 2019, the Company has $7,306 in future minimum payments under operating leases. In addition, the Company has operating leases on a month to month basis.